UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ x ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14A-12

AMANA MUTUAL FUNDS TRUST

SATURNA INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: __________________________

2) Aggregate number of securities to which transaction applies: __________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid: ______________________________________________________

2) Form, Schedule or Registration Statement No.: _____________________________________

3) Filing Party: ________________________________________________________________

4) Date Filed: _______________________________

ADDITIONAL DEFINITIVE MATERIALS:

FORM OF PROXY BALLOT

AMANA MUTUAL FUNDS TRUST
SATURNA INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 24, 2018
TO BE HELD AT 1300 N State St, Bellingham, WA 98225

The undersigned shareholder(s) of the (please list each Fund you own):

(the "Fund"), a series of one of the above mentioned Trusts (the "Trusts"), hereby appoints Nicholas F. Kaiser, Jane K. Carten and Nicole Trudeau or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 24th, 2018 at 1:30 p.m., Pacific Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. To approve a proposed new investment advisory agreement between the Fund and Saturna Capital Corporation

☐

☐

☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

☐ By checking this box, I authorize Saturna Capital and/or its affiliates and service providers to vote all of my shares across various Funds and accounts I own.

Print Name (Account Owner, Joint Owner, Custodian)	Phone Number (Optional)

Physical / Street Address

City	State	Zip

Signature		Date (MM-DD-YYYY):

X

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
AMANA MUTUAL FUNDS TRUST AND SATURNA INVESTMENT TRUST SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 24, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.SATURNA.COM/PROXY

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (877) 285-5990 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/SATURNA2018 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on September 24, 2018

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

# # #